UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2007
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Avenue, Suite 1100
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Innofone's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Innofone’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Innofone's actual results to differ from management's current expectations are contained in Innofone's filings with the Securities and Exchange Commission. Innofone undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 8, 2007, Innofone.com, Incorporated (the “Company” or “Innofone”) issued to James and Lisa Goodell (the “Investor”) for an aggregate purchase price of Fifty Thousand Dollars ($50,000): (i) Seven Hundred Sixty Nine Thousand Two Hundred Thirty (769,230) shares of common stock, par value $.001 per share (the “Common Stock”), of the Company (the “Shares”) and (ii) a warrant to purchase Seven Hundred Sixty Nine Thousand Two Hundred Thirty (769,230) shares of Common Stock (the “Warrant”). Prior to August 8, 2010, the Company has the option to redeem all the Shares for an amount equal to 200% of the purchase price. In addition, in the event that the Company issues equity securities with a price per share less than the price per share paid by the Investor, the Company shall issue such additional number of Shares to the Investor so that the adjusted price per share paid by the Investor shall equal such new price per share. The Warrant grants the Investor the right to purchase the Common Stock of the Company at an exercise price of $.13 per share. The Warrants are exercisable for a period of five years.

The foregoing summary of the Securities Purchase Agreement and Stock Purchase Warrant is subject to, and qualified in its entirety by the Securities Purchase Agreement and Stock Purchase Warrant, copies of which are filed with this report as Exhibits 10.1 and 10.2, respectively.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor was an “accredited investor” and/or qualified institutional buyers, the Investor had access to information about the Company and its investment, the Investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

Exhibit Number	Description

10.1*	Securities Purchase Agreement by and between Innofone and James and Lisa Goodell, dated August 8, 2007
10.2*	Warrant issued by Innofone to James and Lisa Goodell, dated August 8, 2007

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INNOFONE.COM, INCORPORATED
By:	/s/ Alex Lightman Chief Executive Officer and President

August 16, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Securities Purchase Agreement by and between Innofone and James and Lisa Goodell, dated August 8, 2007
10.2*	Warrant issued by Innofone to James and Lisa Goodell, dated August 8, 2007

* Filed herewith